UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2009
O’CHARLEY’S INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX

EX-99.1 Press Release dated May 12, 2009

Item 2.02. Results of Operations and Financial Condition.
     On May 12, 2009, O’Charley’s Inc. (the “Company”) issued a press release announcing its results of operations for the 16-week period ended April 19, 2009. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
     On May 12, 2009, the Company issued a press release announcing its results of operations for the 16-week period ended April 19, 2009. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.
99.1	Press Release dated May12, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Interim President and Chief Executive Officer, Chief Financial Officer and Treasurer

Date: May 12, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated May 12, 2009